ACCOUNTS RECEIVABLE, NET	12 Months Ended
Jun. 30, 2021
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 4 – ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of June 30,
	2021	2020
Accounts receivable from third-party customers	$2,393,598	$1,940,822
Less: allowance for doubtful accounts	(26,272)	(23,982)
Total accounts receivable from third-party customers, net	2,367,326	1,916,840
Add: accounts receivable - related parties	515,193	559,465
Total accounts receivable, net	$2,882,519	$2,476,305

For the years ended June 30, 2021, 2020 and 2019, the Company recorded a bad debt provision of $Nil, $755,472 and $90,077, respectively. Allowance for doubtful accounts amounted to $26,272 and $23,982 as of June 30, 2021 and 2020, respectively. For the years ended June 30, 2021 and 2020, delinquent account balances of $Nil and $856,383 were written off against the allowance for doubtful accounts after management has determined that the likelihood of collection of such receivables became remote.

Approximately RMB14.7 million ($2.3 million) or 95% of the accounts receivable balance as of June 30, 2021 from third-party customers has been collected as of the date of this report.

In connection with the Company’s long-term investments in equity investees as disclosed in Note 3, the Company sold certain intelligence pet products to related party, Dogness Network in the year ended June 30, 2021. The outstanding accounts receivable from this related party amounted to $515,193 as of June 30, 2021, of which $404,504 has been collected as of the date of this report (see Note 12).

Allowance for doubtful accounts movement is as follows:

	June 30, 2021	June 30, 2020
Beginning balance	$23,982	$128,106
Additions	-	755,472
Write-off	-	(856,383)
Foreign currency translation adjustments	2,290	(3,213)
Ending balance	$26,272	$23,982